UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 2, 2009

The Goodyear Tire & Rubber Company
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	1-1927	34-0253240
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1144 East Market Street, Akron, Ohio		44316-0001
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	330-796-2121

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 4, 2009, The Goodyear Tire & Rubber Company ("Goodyear") filed a Current Report on Form 8-K announcing the election of Richard J. Kramer as Chief Operating Officer. We are filing this Form 8-K/A to provide the information required by Item 5.02(c)(3) by adding the fourth paragraph.

On June 2, 2009, the Board of Directors of Goodyear elected Richard J. Kramer as Chief Operating Officer, effective immediately. Mr. Kramer will continue as President, North American Tire, a position he has held since March 14, 2007, until his successor is named.

Mr. Kramer joined Goodyear in March 2000 as Vice President - Corporate Finance, serving in that capacity as Goodyear’s principal accounting officer until August 2002, when he was elected Vice President, Finance - North American Tire. In August 2003, he was named Senior Vice President, Strategic Planning and Restructuring, and in June 2004 was elected Executive Vice President and Chief Financial Officer. Mr. Kramer served as Chief Financial Officer until August 7, 2007. Prior to joining Goodyear, Mr. Kramer was with PricewaterhouseCoopers LLP for 13 years, including two years as a partner. Mr. Kramer is 45 years old.

In connection with his election, on August 3, 2009, the Compensation Committee of the Board of Directors determined that Mr. Kramer will receive an annual base salary of $750,000 and will continue to participate in Goodyear's Performance Recognition Plan, with an annual target of $750,000. On August 4, 2009, the Board of Directors also approved additional grants of 22,794 stock options and 1,710 performance shares for the three-year period ending December 31, 2011 under Goodyear's 2008 Performance Plan and 6,873 units for the three-year period ending December 31, 2011 under Goodyear's Executive Performance Plan.

A copy of Goodyear’s press release announcing Mr. Kramer’s appointment is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit 99.1 - News release, dated June 4, 2009

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Goodyear Tire & Rubber Company

August 6, 2009	By:	C. Thomas Harvie

Name: C. Thomas Harvie
Title: Senior Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	News release, dated June 4, 2009